Supplement dated July 22, 2026
to the following initial summary prospectus(es):
BOA IV , Nationwide Destination B (2.0), Nationwide Destination B NY (2.0), Nationwide Destination Navigator (2.0), Nationwide Destination Navigator NY (2.0), Nationwide Destination All American Gold (2.0), Nationwide Destination Architect 2.0, Nationwide Destination Future, Nationwide Destination Freedom+ Variable Annuity, Nationwide Advisory Retirement Income Annuity, Nationwide Advisory Retirement Income Annuity - New York, Nationwide Accumulator IVUL, Nationwide Accumulator IVUL - Series H, Nationwide Marathon VUL Ultra, Nationwide Protector II VUL - Series H, Nationwide Protector II VUL - Series E, Monument Advisor, Monument Advisor Select and Monument Advisor Select NY dated May 1, 2026
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
The following underlying mutual funds are offered as investment options under the contract or policy.
Effective October 5, 2026, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Putnam Variable Trust - Putnam VT Sustainable Leaders Fund: Class IB	Putnam Variable Trust - Putnam VT Focused U.S. Research Fund: Class IB
ISP-1069